Exhibit 10.2
LETTER AMENDMENT
Dated as of September 20, 2006
To the banks, financial institutions
     and other institutional lenders
     (collectively, the “Lenders”) parties
     to the Credit Agreement referred to
     below and to ABN AMRO Bank N.V., as
     agent (the “Agent”) for the Lenders
Ladies and Gentlemen:
          We refer to the Credit Agreement dated as of September 14, 2005 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
          It is hereby agreed by you and us as follows:
          You have indicated your willingness, on the terms and conditions stated below, to so agree. Accordingly, it is hereby agreed by you and us as follows:
          The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:
          Section 5.02 is amended by deleting subsection (d) thereof and substituting therefor the following subsection (d):
          “(d) [Reserved.]”
          Section 9.02(a) is amended by deleting the phrase “and if to the Agent, at its address at 540 West Madison Street, Chicago, Illinois 60661, Attention: Agency Services;” and substituting therefor the following phrase:
          “and if to the Agent, at its address at 250 Bishopsgate, London EC2M 4AA, United Kingdom, Attention: Sebastian Poncet;”
          This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.
          On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit

Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.
          The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          If you agree to the terms and provisions hereof, please evidence such agreement by executing this Letter Amendment and sending a facsimile of a signature page to Sebastian Poncet of ABN AMRO Bank N.V. at +44 (0)20 7678 8727, and returning at least two counterparts of the executed Letter Agreement to Sebastian Poncet at ABN AMRO Bank N.V., 250 Bishopsgate, London EC2M 4AA, United Kingdom.
          This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
          This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,
LUBRIZOL HOLDINGS FRANCE S.A.S. (formerly known as NOVEON HOLDINGS FRANCE S.A.S), as Borrower
By	/s/ Nadia L. George
	Name:	Nadia L. George
	Title:	President

On behalf of NOVEON EUROPE BVBA, as Borrower
By	/s/ Donald W. Bogus
	Name:	Donald W. Bogus
	Title:	Manager
Capacity:

THE LUBRIZOL CORPORATION, as Guarantor
By	/s/ Charles P. Cooley
	Name:	Charles P. Cooley
	Title:	SVP and Chief Financial Officer

By	/s/ Joanne Wanstreet
	Name:	Joanne Wanstreet
	Title:	Vice President

Agreed as of the date first above written:

ABN AMRO Bank N.V., as Agent and as Lender
By	/s/ Alexander M. Blodi
	Name:	Alexander M. Blodi
	Title:	Managing Director

By	/s/ Michele Costello
	Name:	Michele Costello
	Title:	Vice-President

[NAME OF LENDER]
By
Title:
[Etc.]